Supplement to the Statement of Additional Information

Credit Suisse Global Small Cap Fund

The following information will supersede or supplement certain information in the fund’s Statement of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and the total assets managed within each category as of April 7, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Graham-Brown	2	$152,966,295	0	N/A	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Fund

As reported to the Fund, as of April 7, 2008, Mr. Graham-Brown had no beneficial ownership in the Funds.

Portfolio Managers’ Compensation

Credit Suisse’s compensation to Mr. Graham-Brown includes both a fixed base salary component and a bonus component.  The bonus component is composed of two parts.  The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc.  The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the portfolio manager is responsible (“Performance-Based Bonus”).  Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus.  The following table sets forth the benchmark used over a one-year period in determining the portfolio manager’s Performance-Based Bonus.

Portfolio Manager	Benchmark	Peer Group
Robert Graham-Brown	MSCI World Small Cap Index	Lipper Global Small/Mid-Cap Growth

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, Mr. Graham-Brown participates in Credit Suisse’s profit sharing and 401(k) plans.

Dated: May 2, 2008